Morgan Stanley All Star Growth Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2003 - June 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
  Amylin    01/16/  9,200,   $16.60 $152,720   3,200  0.035%   0.14
Pharmaceut    03      000             ,000                      2%    Goldman
  icals                                                               Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                      LLC and
                                                                       Fortis
                                                                     Securities
                                                                        Inc


                                                                      Goldman
                                                                      Sachs &
   The                                                               Co, Morgan
 Hartford   05/19/  12,000   $50.00 $600,000   1,700  0.014%   0.17   Stanley,
Financial     03     ,000             ,000                      9%      UBS
 Services                                                             Warburg,
  Group,                                                              Banc of
   Inc.                                                               America
                                                                     Securities
                                                                        LLC,
                                                                     Citigroup,
                                                                     AG Edwards
                                                                     & Sons, JP
                                                                      Morgan,
                                                                      Edward D
                                                                      Jones &
                                                                        Co,
                                                                      Merrill
                                                                       Lynch,
                                                                      Suntrust
                                                                      Robinson
                                                                     Humphrey,
                                                                      Wachovia
                                                                     Securities
                                                                     and Wells
                                                                       Fargo
                                                                     Securities


                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Morgan
  Petco                                                               Stanley,
  Animal    05/22/  9,000,   $19.65 $176,850   2,500  0.028%   0.10    Lehman
Supplies,     03      000             ,000                      4%   Brothers,
   Inc.                                                                 Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     CIBC World
                                                                      Markets,
                                                                     Citigroup
                                                                      and UBS
                                                                      Warburg